================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                OCTOBER 24, 2001




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-13894                34-1807383
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

================================================================================

Item 5.  OTHER EVENTS

         On October 23, 2001, TransPro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing guidance on its third quarter results and preliminary details on a restructuring charge to be taken between the third quarter of 2001 and the second quarter of 2002.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits - The following exhibits are filed as part of this report:


99.1     Press Release dated October 23, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRANSPRO, INC.


Date:  October 24, 2001                By: /s/ Charles E. Johnson
                                           -------------------------------------
                                           Charles E. Johnson
                                           President and Chief Executive Officer